                                                                   EXHIBIT 10.12

                                   GEOCITIES

                           THIRD AMENDED AND RESTATED
                                RIGHTS AGREEMENT



          This Third Amended and Restated Rights Agreement (the "Agreement") is entered into as of the 31st day of December, 1997, by and among GeoCities, a California corporation (the "Company"), the several persons and entities named in Schedule I and Schedule II hereto (collectively, the "Investors") and David
   ----------     -----------
Bohnett (sometimes "Bohnett") and John Rezner (collectively, the "Founders" and singularly, a "Founder"; the Founders and the Investors are hereinafter at times referred to individually as a "Shareholder" and collectively as the "Shareholders").

                                    RECITALS
                                    --------

A.  The Founders and the Investors listed on Schedule I hereto
                                             ----------
(collectively, the "Existing Shareholders") and the Company are parties to a Second Amended and Restated Rights Agreement dated as of October 6, 1997 (the "Existing Rights Agreement").

B.  The Company proposes to sell to certain Investors listed on Schedule II
                                                                -----------
hereto (the "Series E/F Investors") up to 407,135 shares of Series E Preferred Stock, $0.005 par value ("Series B Preferred Stock") and up to 1,276,288 shares of Series F Preferred Stock, $0.005 par value ("Series F Preferred Stock"), pursuant to a Stock Purchase Agreement dated as of December 31, 1997 (the "Stock Purchase Agreement").

C. The Company and the Existing Shareholders desire to amend and restate the Existing Rights Agreement to include the Series E Preferred Stock and the Series F Preferred Stock that is to be acquired by the Existing Shareholders within the scope of this Agreement, to provide for the addition of Series F Investors who are not Existing Shareholders, and to provide for certain other rights as set forth herein.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree that the Existing Rights Agreement is amended and restated in its entirety to read as follows:

     1.  Registration Rights.
         --------------------

          1.1  Certain Definitions. As used in this Agreement, the following
               -------------------------------------------------------------
     terms shall have the following respective meanings:
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                                      -1-

     (a)  "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act.

     (b)  "Conversion Stock" means the Common Stock, par value $0.005 per share,
           ----------------
of the Company, issued or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock.

     (c)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     (d) "Holder" shall mean any Shareholder holding Registrable Securities (including Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock) and any person holding Registrable Securities to whom the rights under this Section 1 have been transferred in accordance with Section 6.3 hereof.

     (e)  "Initiating Holders" shall mean any Holder or Holders of at least
           ------------------
thirty percent (30%) of the Registrable Securities (adjusted after the original issuance thereof for stock splits, stock dividends, recapitalizations and the like).

     (f)  "Offered Stock" means all Stock proposed to be Transferred by a
           -------------

     (g)  "Qualified Public Offering" means a firm commitment public offering of
            -------------------------
securities with gross proceeds to the Company of $20,000,000 or more.

     (h)  "Registrable Securities" means (i) the Conversion Stock; or (ii) stock
           ----------------------
issued in respect of the stock referred to in (i) as a result of a stock split, stock dividend, recapitalization or the like, which has not been sold to the public. Except for subsections 1.2, 1.4, 1.5, 1.10, 2.1, 3.1, 3.2 and 6.4,
Registrable Securities shall also mean shares of Common Stock of the Company issued or issuable to the Founders and to those officers and directors of the Company to whom the Board of Directors of the Company by unanimous vote extends the registration rights contained in subsection 1.3.

     (i)  The terms "register," "registered" and "registration" refer to a
                                 ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     (j)  "Registration Expenses" shall mean all expenses, except as otherwise
           ---------------------
stated below, incurred by the Company in complying with Sections 1.2, 1.3 and
1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders in the event of each registration provided for in Sections 1.2, 1.3 and 1.4 hereof

     (k)  "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     (l)  "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all reasonable fees and disbursements of counsel for the selling Holders.

     (m)  "Stock" means and includes all shares of Common Stock issued and
           -----
outstanding at the relevant time plus (i) all shares of Common Stock that may be issued upon exercise of any options, warrants and other rights of any kind that are then exercisable, and (ii) all shares of Common Stock that may be issued upon conversion of (A) any convertible securities, including, without limitation, preferred stock and debt securities then outstanding, which are by their terms then convertible into or exchangeable for Common Stock or (B) any such convertible securities issuable upon exercise of options, warrants or other rights that are then exercisable.

     (n)  "Transfer" means and includes any sale, assignment, encumbrance,
           --------
hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except:

          (i) any bona fide pledge if the pledgee executes a counterpart copy of this Agreement and becomes bound thereby as a Founder;

          (ii) any transfers of Stock by a Founder to such Founder's spouse, lineal descendant or antecedent, father, mother, brother or sister of the Founder, the adopted child or adopted grandchild of the Founder, or the spouse of any child, adopted child, grandchild or adopted grandchild of the Founder, to one individual named by such Founder provided that such transfer is made for no or nominal consideration, or to a trust or trusts for the exclusive benefit of such Founder or such Founder's family members as described in this Section, or transfers of Stock by a Founder by devise or descent, in all cases if the transferee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby as a Founder; or

          (iii) any transfer of Stock by a Founder made: (A) pursuant to a merger or consolidation of the Company with or into another corporation or corporations; (B) pursuant to the winding up and dissolution of the Company; (C) at, and pursuant to, a firm commitment underwritten public offering; or (D) to an Investor pursuant to this Agreement.

     1.2 Requested Registration
         ----------------------

     (a) Request for Registration.  In case the Company shall receive from
         ------------------------
Initiating Holders a written request that the Company effect any registration with respect to at least twenty percent (20%) of their Registrable Securities, or any lesser percentage if the reasonably anticipated aggregate receipts to the Company, net of underwriting discounts and commissions, would exceed $2,000,000, the Company will:

          (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

          (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take
             --------- -------
any action to effect any such registration, qualification or compliance pursuant to this Section 1.2.

     (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

     (B) At any time prior to January 1, 1998;

     (C) Within ninety (90) days following the determination of the Board of Directors of the Company to file a registration statement pertaining to securities of the Company (other than (i) a registration of securities in a Rule 145 transaction, (ii) a registration statement on Form S-4 or S-8 or any form substituting therefor or (iii) with respect to an employee benefit plan), provided that the Company is then actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

     (D) After the Company has effected two such registrations pursuant to this
Section 1.2(a), any such registration being deemed to be effective when sixty-six and two-thirds percent (66-2/3%) of all Registrable Securities for which registration has been requested have been so registered;

         (E) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its Holders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.2 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders, provided that the Company may not use this right more than once in any twelve month period; or

         (F) Within two hundred and seventy (270) days of the effective date of any prior registered offering of the Company's securities (other than (i) a registration of securities in a Rule 145 transaction, (ii) a registration statement on Form S-4 or S-8 or any form substituting therefor or (iii) with respect to an employee benefit plan).

         Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

         (b) Underwriting. In the event that a registration pursuant to this
             ------------
Section 1.2 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1 .2(a)(i). In such event, the right of any Holder to participate in such registration shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.2, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

          The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this
Section 1.2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all participating Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

         If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other purchasers) in such registration if the managing underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

     1.3 Company Registration
         --------------------

     (a) Notice of Registration. If at any time or from time to time the
         --------- ------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration of securities in a Rule 145 transaction, (ii) a registration statement on Form S-4 or S-8 or any form substituting therefor or (iii) with respect to an employee benefit plan, the Company will:

         (i)  promptly give to each Holder written notice thereof, and

         (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder.

     (b)  Underwriting. If the registration of which the Company gives notice is
          ------------
for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1
 .3(a)(i). In such event the right of any Holder to registration pursuant to
Section 1.3 shall be conditioned upon such Holder's participation in such underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, but subject to the reasonable approval of Holders holding a majority in interest of the Registrable Securities to be included in such registration. Notwithstanding any other provision of this
Section 1.3, if the managing underwriter determines that marketing factors require limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of securities that may be included in the registration and underwriting (other than on behalf of the Company) shall be allocated among all Holders and such other holders (provided that such other holders have contractual rights to participate in such registration which are not subordinate to the Holders) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities or other securities requested to be included in such registration by such Holders and such other holders; provided, however, in no event shall the
                                     --------- -------
amount of Registrable Securities of the Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the Holders may be excluded entirely if the managing underwriter makes the determination described above or the Holders holding a majority of the Registrable Securities consent in writing to such a reduction. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

     (c)  Registration Rights of,Founders, Officers, Directors and Employees.
          ------------------------------------------------------------------
Upon any sale by the Company of shares of its Common Stock to the public in a firmly underwritten public offering, the Founders and any other officer or director designated by the Company's Board of Directors by unanimous vote shall be entitled to include any of their shares of Common Stock in any registration by the Company under this subsection 1.3, if such persons who choose to include any of their securities in such registration shall continue to serve the Company as officer or director on the effective date of such registration statement, and such persons agree to be bound by all other provisions of this Agreement and participate in any such registration on the same basis as each Holder in accordance with all applicable provisions of this Agreement (such persons are collectively referred to as "Employee-Holders").

     1.4 Registration on Form S-3.
         -------------------------

     (a) If any Holder or Holders holding in the aggregate not less than five percent (5%) of the then outstanding Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company
                                          --------- -------
shall not be required to effect more than two (2) registrations pursuant to this
Section 1.4 in any twelve (12) month period. The substantive provisions of
Section 1.2(b) shall be applicable to each registration initiated under this
Section 1.4.

     (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.4:

          (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

          (ii) if the Company, within ten (10) days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within sixty
(60) days of receipt of such request (other than (x) a registration of securities in a Rule 145 transaction, (y) a registration statement on Form S-4 or S-8 or any form substituting therefor or (z) with respect to any employee benefit plan);

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

          (iii) within one hundred eighty (180) days of the effective date of any registration referred to in Sections 1.2 and 1.3 above, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

          (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or the Investors for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed sixty (60) days from the receipt of the request to file such registration by such Holder, provided that the Company may not use this right more than once in any twelve month period and may not during such sixty (60) day period file or prepare to file a registration statement other than one provided for in this Section 1.4 or under Section 1.2 (if requested by the same Holder or Holders who have requested registration of Registrable Securities under this Section 1.4).

     1.5  Limitations on Subsequent Registration Rights.  From and after the
          ---------------------------------------------
date hereof, without the approval of the holders of a majority of the Registrable Securities, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights superior to those of the Investors. Upon obtaining such approval, the Company will grant the Investors any rights of first refusal or registration rights granted to subsequent purchasers of the Company's equity securities to the extent such subsequent rights are superior, in the good faith judgment of the Company's Board of Directors, to those rights granted in connection with the issuance of the Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock to the Investors. Nothing in this Section 1.5 shall be deemed to restrict the Company's right to grant registration rights to individual Employee-Holders pursuant to
Section 1.3(c) above, or registration rights to other purchasers of the Company's securities that are on parity with or inferior to those registration rights granted to the Investors.

     1.6  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with all registrations pursuant to Sections 1.2 and 1.3 and for the first four registrations pursuant to Section 1.4 shall be borne by the Company, provided, however, that if in order to effect a registration under Section 1.2 the Company would be required to undergo a special audit, the Holders shall bear any expenses incurred by the Company for such special audit in excess of $15,000. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

     1.7  Registration Procedures.  In the case of each registration,
          -----------------------
qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof At its expense the Company will:

     (a) Prepare and file with the Commission a registration statement (which, in the case of a registration under Section 1.2, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as provided in such Section) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the registration statement has been completed;

     (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

     (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and notify the Holders immediately of the need for a supplement or amendment.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (g) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     (h) Use its best efforts to list the Registrable Securities covered by such registration statement on any securities exchange on which the Common Stock of the Company is then listed.

     (i) Make available for inspection by each Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

     (j) Use its best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities.

     1.8  Indemnification.
          ----------------
          (a) The Company will indemnify each Holder, each of its officers and directors and partners and agents, and each person controlling such person within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any investigation, claim or litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, including all documents incorporated by reference therein, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, partners and agents, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable to any such person in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission), made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein or the preparation thereby.

     (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or the preparation thereby. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to the proportion of any claim, loss, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement, unless such liability arises out of or is based on willful misconduct by such Holder.

     (c) Each party entitled to indemnification under this Section 1.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further, that the failure of any Indemnified
                     ----------------
Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the
           -------- -------
defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect to such claim or litigation.

     (d)  If the indemnification provided for in paragraphs (a) and (b) of this
Section 1.8 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the Holders of such Registrable Securities, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under paragraph (c) of this Section 1.8. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the Holders of such Registrable Securities, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders of Registrable Securities agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the Holders of such Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the Holders of such Registrable Securities shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

     1.9   Information by Holder.  The Holders of securities included in any
           ---------------------
registration shall furnish to the Company such information regarding such Holders, the Registrable Securities held by them and the distribution proposed by such Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

     1.10  Rule 144 Reporting.  With a view to making available the benefits of
           ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, as such Rule may be amended from time to time, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act.

     (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

     (c) So long as an Investor or Bohnett owns any Registrable Securities to furnish to such Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Investor or Bohnett may reasonably request in availing itself of any rule or regulation of the Commission allowing such Investor or Bohnett to sell any such securities without registration.

     1.11 Standoff Agreement.  Each Holder agrees in connection with the
          ------------------
Company's initial public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of; loan, grant any option for the purchase of; or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time from the effective date of such registration as is agreed upon by holders of a majority of the outstanding capital stock of the Company; provided, that the officers and directors of the Company who own stock of the Company and any shareholder holding more than five percent (5%) of the outstanding voting securities of the Company also agree to such restrictions.

     1.12 Termination.  Any registration rights granted pursuant to this Section
          -----------
1 shall terminate with respect to any Holder at such date when all remaining Registrable Securities held or entitled to be held by such Holder may be sold under Rule 144 during any three (3) month period.

     2. Right of First Refusal Upon Issuance of Securities by the Company.
        -----------------------------------------------------------------

        2.1 Right of First Refusal.  Subject to Section 6.3 of this Agreement,
            ----------------------
the Company hereby grants to each Investor and each Founder (provided the Founder remains a director, officer or employee of the Company) (collectively, hereinafter, the "Rights Holders") the right of first refusal to purchase, pro rata all or any part of New Securities (as defined in this Section 2.1) which the Company may, from time to time, propose to sell and issue. For purposes of this right of first refusal, a pro rata share for an Investor is the ratio that the number of shares of Conversion Stock then held by such Investor bears to the sum of the total number of shares of Conversion Stock and Common Stock held by the Rights Holders then outstanding, and purchase, pro rata share for a Founder is the ratio that the number of shares of Common Stock or Conversion Stock held by such Founder bears to the sum of the total number of shares of Conversion Stock and Common Stock held by the Rights Holders then outstanding.

        (a) "Equity Securities" shall mean any securities having voting rights in the election of the Board of Directors not contingent upon default, or any securities evidencing an ownership interest in the Company, or any securities convertible into or exercisable for any shares of the foregoing, or any securities issuable pursuant to any agreement or commitment to issue any of the foregoing.

        (b) Except as set forth below, "New Securities" shall mean any Equity Securities, whether now authorized or not, and rights, options or warrants to purchase said Equity Securities. Notwithstanding the foregoing, "New Securities" does not include (i) options granted and options reserved for grant to officers, directors, employees or consultants of the Company and its subsidiaries to purchase up to 1,777,500 shares of Common Stock in the aggregate either pursuant to any stock plan approved by the Company's Board of Directors or as otherwise approved by the Company's Board of Directors, (ii) stock options granted to CMG @Ventures prior to the date of this Agreement to purchase up to 500,000 shares of Common Stock, (iii) stock options granted to Bohnett and to certain other founders of the Company designated by Bohnett prior to the date of this Agreement to purchase up to 500,000 shares of Common Stock, (iv) securities offered pursuant to a Qualified Public Offering, (v) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company or its purchasers own not less than fifty-one (51%) percent of the voting power of the surviving or successor corporation, (vi) the Conversion Stock reserved for issuance on the date of this Agreement, (vii) a warrant or warrants for the purchase of shares of capital stock of the Company (and stock issued upon exercise of such warrant or warrants) which have been unanimously approved by the Board of Directors of the Company and issued in connection with an equipment lease, equipment financing or bank line financing, including without limitation a warrant to purchase up to 33,898 shares of Series D Preferred Stock issued by the Company to Cupertino Bank and a warrant to purchase up to 44,444 shares of Common Stock issued or to be issued by the Company to Comerica Bank, (viii) stock issued pursuant to any rights or agreements including, without limitation, convertible securities, options and warrants, provided that the right of first refusal established by this Section 2 applies with respect to the initial sale or grant by the Company of such rights or agreements, or (ix) stock issued in connection with any stock split, stock dividend or recapitalization by the Company.

        (c) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Rights Holder written notice of its intention, describing the type of New Securities, and the price and terms upon which the Company proposes to issue the same. Each Rights Holder shall have fifteen (15) days from the date of receipt of any such notice to agree to purchase up to its respective pro rata share of such New Securities for the price and upon the applicable terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

        (d) In the event a Rights Holder fails to exercise the right of first refusal within said fifteen (15) day period, the Company shall have one hundred twenty (120) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities not elected to be purchased by Rights Holders at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities within said one hundred twenty (120) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities in the manner provided above.

        (e) The right of first refusal granted under this Agreement shall expire upon the closing of the first firm commitment underwritten offering of the Company's securities to the public pursuant to an effective registration statement under the Securities Act.

        (f) The Rights Holders hereby waive their rights of first offer, including notice provisions thereof, set forth in Section 2 of the Existing Rights Agreement with respect to the issuance of the Series E Preferred Stock and the Series F Preferred Stock pursuant to the Stock Purchase Agreement.

     3. Rights Upon Transfer by Founders.  Each Founder hereby agrees as
        ----------------------------------------------------------------
follows:
-------

        3.1  Notice of Proposed Transfer.  Before any Founder may effect any
             ---------------------------
Transfer of any Stock (the "Offered Stock"), such Founder (the "Selling Founder") must give at the same time to the Company and to the Investors a written notice signed by the Founder (the "Selling Founder's Notice") stating
(a) the Selling Founder's bona fide intention to transfer such Offered Stock;
(b) the number of shares of the Offered Stock; (c) the name, address and relationship, if any, to the Founder of each proposed purchaser or other transferee; and (d) the bona fide cash price or, in reasonable detail, other consideration, per share for which the Selling Founder proposes to transfer such Offered Stock (the "Offered Price"). The Selling Founder's Notice shall further state (i) that the Company may acquire, in accordance with the provisions of this Agreement, any of the Offered Stock for the Offered Price and upon the other terms and conditions set forth therein, (ii) that if the Company does not purchase all of the Offered Stock then the Investors may acquire such Offered Stock not previously purchased (the "Refused Stock") upon the same terms and conditions and (iii) if all such Offered Stock is not purchased by the Company and the Investors, the Investors may exercise their rights under Section 3.3 hereof. Upon the request of the Company, or any Investor, the Founder will promptly furnish such information to the Company and to the Investors, as may be reasonably requested to establish that the offer and proposed transferee are bona fide.

     3.2 Right of First Refusal.
         ----------------------

         (a) Company's Right.  Pursuant to this Agreement, the Company and its
             ---------------
assignees shall have the right of first refusal to purchase all or any part of a Founder's Offered Stock, if the Company gives written notice of the exercise of such right to a Selling Founder within thirty (30) days (the "Company's Refusal Period") after the date of the Selling Founder's Notice to the Company.

         (b)  Investors' Right.  If the Company does not intend to fully
              ----------------
exercise its right of first refusal referred to in subsection 3.2(a) above or if the Company is not lawfully able to repurchase the Offered Stock, the Company will send written notice thereof (the "Company's Expiration Notice") to the Investors, at least ten (10) days before the expiration of the Company's Refusal Period. The Company's Expiration Notice will specify the amount of the Refused Stock. In such event, each Investor will have the right of first refusal to purchase its pro rata share of the Refused Stock. For purposes of this paragraph
(b), an Investor's pro rata share is the ratio that the number of shares of Conversion Stock then held by such Investor bears to the sum of the total number of shares of Conversion Stock then held by all Investors. The Investors shall have a right of oversubscription such that if any Investor declines to purchase its pro rata share of Refused Stock, the other Investors shall, among them, have the right to purchase up to the balance of the Refused Stock not so purchased. Such right of oversubscription may be exercised by an Investor by accepting the offer of the Refused Stock as to more than its pro rata share. If as a result thereof such oversubscriptions exceed the total amount of Refused Stock available in respect of such oversubscription privilege, the oversubscribing Investors shall be cut back with respect to their oversubscriptions on a pro rata basis in accordance with their respective pro rata shares or as they may otherwise agree among themselves.

          If an Investor desires to exercise its right of first refusal to purchase Refused Stock, such Investor must, within the fifteen (15) day period (the "Investor Refusal Period") commencing on the date of the Company's Expiration Notice, give written notice to the Selling Founder and to the Company of such Investor's election to purchase an amount of the Refused Stock, indicating the number of shares that such Investor desires to purchase, and if such Investor desires to exercise a right of oversubscription.

         (c)  Purchase Price.  The purchase price for the Offered Stock to be
              --------------
purchased by the Company or for the Refused Stock to be purchased by an Investor exercising its right of first refusal under this Agreement will be the Offered Price, but will be payable as set forth in Section 3.2(d) hereof If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Company, the Investors and the Selling Founder absent fraud or error.

          (d) Payment.  Payment of the purchase price for the Offered Stock
              -------
purchased by the Company or for the Refused Stock to be purchased by an Investor exercising its right of first refusal will be made within seven (7) days after the date of the last day of the Investor Refusal Period. Payment of the purchase price will be made, at the option of the Company or, as the case may be, by the exercising Investor(s) (i) in cash (by cashier's check or wire transfer), (ii) by cancellation of all or a portion of any outstanding indebtedness of the Selling Founder to the Company or the Investors, as the case may be or (iii) by any combination of the foregoing.

          (e)  Rights as a Shareholder.  If the Company and/or the Investor(s)
               -----------------------
exercise their rights of first refusal to purchase all of the Offered Stock, then, upon the date the notice of such exercise is given by the Company, the Selling Founder will have no further rights as a holder of such Offered Stock with respect to which a right of first refusal has been exercised, except the right to receive payment for such Offered Stock from the Company and/or the Investors(s), as the case may be, in accordance with the terms of this Agreement, and the Selling Founder will forthwith cause all certificate(s) evidencing such Offered Stock to be surrendered to the Company for cancellation, and, as to purchase by the Investor(s), for transfer to the Investor(s).

          (f)  Selling Founder's Right to Transfer. If the Company and/or the
               -----------------------------------
Investors have not elected to purchase all of the Offered Stock, then, subject to the Right of Co-Sale, the Selling Founder may transfer the Offered Stock permitted to be sold by the Selling Founder, to any person named as a purchaser or other transferee in the Selling Founder's Notice, at the Offered Price or at a higher price, provided that such transfer (i) is consummated within ninety
(90) days after the date of the Selling Founder's Notice and (ii) is in accordance with all the terms of this Agreement. If the Offered Stock is not so transferred during such 90 day period, then the Selling Founder may not transfer any of such Offered Stock without complying again in full with the provisions of this Agreement.

          3.3  Right of Co-Sale.
               ----------------

          (a)  The Right.  In the event that a Founder proposes to sell shares
               ---------
of stock of the Company ("Founder Equity Securities"), the Investors shall have the right, exercisable upon written notice to the Founder within thirty (30) days after notice by the Company of such proposed sale, to participate in such sale of securities pursuant to the specified terms and conditions of the notice, subject to the following limitations. The Company shall provide written notice to the Investors within thirty (30) days after receiving the notice of the proposed transfer from the Founder. The notice to the Investors shall state the terms of the proposed transfer and the date of expiration of the Investors' rights hereunder. Each Investor shall be entitled to sell the same percentage of the total number of shares of Conversion Stock then held by such Investor as the percentage of aggregate holdings of Founder Equity Securities represented by the Founder Equity Securities proposed to be sold by the Founder. For example, if the Founder proposes to sell 25% of his aggregate holdings of Founder Equity Securities, then each Investor shall be entitled to sell up to 25% of the Conversion Stock then held by such Investor.

          (b)  Prohibited Transfers. In the event a Founder should sell any
               --------------------
Founder Equity Securities in contravention of the participation rights of the Investors under this Section 3

(a "Prohibited Transfer"), each Investor shall have the option (the "Put Option") to sell to the Founder a number of shares equal to the number of shares that such Investor would have had the right to sell in connection with the Prohibited Transfer, had the Founder complied with Section 3, subject to the following terms and conditions:

          (i) The price per share at which such shares are to be sold to the Founder shall be equal to the price per share paid by the third-party purchaser or purchasers.

          (ii) Such Investor shall deliver to the Founder, within ninety (90) days after it has received notice from the Founder or otherwise become aware of the Prohibited Transfer, the certificate or certificates representing the shares to be sold, each certificate to be properly endorsed for transfer.

          (iii) The Founder shall, upon receipt of the certificates for the repurchased shares, pay the aggregate purchase price therefor, by certified check or bank draft made payable to the order of such Investor and shall reimburse such Investor for any additional expenses, including legal fees and expenses, incurred in effecting such purchase and resale.

     (c) Limitations on Rights.  Sections 3.2 and 3.3 shall not apply to a sale,
         ---------------------
assignment or transfer of Founder Equity Securities:

         (i) to the Founder's spouse, parents, grandparents, siblings, children or grandchildren or other members of the Founder's family (including relatives by marriage), or to a custodian, trustee or other fiduciary for the account of the Founder or members of his family;

         (ii)  by way of bequest or inheritance upon death;

         (iii) to the Company or the Investors pursuant to the exercise of any right of first refusal; or

         (iv) with respect to the right of co-sale, transfers of up to fifteen percent (15%) of the Founder Equity Securities held by such Founder on a cumulative basis (for purposes of this subsection (iv), shares held and/or sold by the Founder shall include all shares held and/or sold by transferees of the Founder pursuant to subsection (i)); provided, however, that any transferees
                                     --------- -------
pursuant to subsections (i) or (ii) above shall receive and hold such shares subject to the provisions of this Section 3 and there shall be no further transfer of such shares except in accordance herewith.

     3.4 Waiver.  The Company and the Existing Investors hereby waive their
         ------
rights of first refusal and the rights of co-sale, including the notice provisions thereof; set forth in Section 3 of the Existing Rights Agreement, with respect to the sale and transfer of any Stock owned by any Founder (defined in Section 3 hereof as "Offered Stock" or "Founder Equity Securities") pursuant to the Stock Purchase Agreement.

     3.5 Stock Legend.  All certificates representing shares of Common Stock
         ------------
of the Company held by the Founders and transferees described in this Section 3 above shall bear the following legend:

"THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND CO-SALE, ALL AS SET FORTH IN A THIRD AMENDED AND RESTATED RIGHTS AGREEMENT AMONG THE COMPANY, THE HOLDERS HEREOF AND CERTAIN OTHER SHAREHOLDERS OF THE COMPANY, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE CORPORATION."

     4. Directors and Observers.
        -----------------------

        4.1  Observers.  The Company agrees that one person designated by Intel
             ---------
Corporation and one person designated by Yahoo! Inc. shall be permitted to attend as observers at each meeting of the Board of Directors and any committee thereof, to receive notice of each such meeting and all materials distributed to each director attending any such meeting (at the time and in the manner that such notice and materials are delivered to each director), and to participate in all discussions at such meeting, which designees are currently Matthew Cowan and either Jeff Mallett or Tim Koogle, respectively.

        4.2  Expenses of Outside Directors.  The Company agrees to reimburse
             -----------------------------
each "outside" director of the Company and each observer for reasonable travel expenses incurred by each such director or observer, as the case may be, in respect of the attendance of such director or observer, as the case may be, at meetings of the Board or any committee thereof.

   5.   Termination and Amendment.  The rights and obligations set forth in
        -------------------------
Sections 2, 3, and 4 above and Section 6 below shall expire upon the earlier of
(i) the consummation of a Qualified Public Offering and (ii) January 13, 2007.

   6.   Regulatory Matters.
        ------------------

        6.1 Cooperation of Shareholders.  Each Shareholder agrees to cooperate
            ---------------------------
with the Company in all reasonable respects in complying with the terms and provisions of the letter agreement between the Company and Chase Venture Capital Associates, L.P. ("CVCA"), which is attached as Exhibit G to that certain Preferred Stock Purchase Agreement dated as of January 10, 1997, with respect to the issuance of the Series D Preferred Stock, regarding small business matters (the "Small Business Sideletter"), including without limitation voting to approve amending the Company's Articles of Incorporation, By-laws or this Agreement in a manner reasonably requested by CVCA or any Regulated Holder (as defined in the Small Business Sideletter) entitled to make such request pursuant to the Small Business Sideletter. Notwithstanding anything contained in this
Section 6 to the contrary, no Shareholder shall be required under this Section 6 to take any action that could reasonably be expected to adversely affect in any material respect (i) such Shareholder's rights under this Agreement or as a shareholder of the Company, or (ii) the economic value of the Company or of a Shareholder's interest in the Company.

          6.2 Covenant Not to Amend.  The Company and each Shareholder agree
              ---------------------
not to amend or waive the voting or other provisions of the Company's Articles of Incorporation, By-laws or this Agreement if such amendment or waiver would cause any Regulated Holder to have a Regulatory Problem (as defined in the Small Business Sideletter) that arises out of an increase in the voting power or control of such Regulated Holder as a result of such amendment or waiver, provided that any such Shareholder notifies the Company that it would have a Regulatory Problem promptly after it has notice of such amendment or waiver.

     7.   Miscellaneous.
          -------------

          7.1 Governing Law.  This Agreement shall be governed in all respects
              -------------
by the laws of the State of California as applied to transactions taking place between California residents and wholly within the State of California.

          7.2 Survival.  The representations, warranties, covenants and
              --------
agreements made herein shall survive any investigation made by any Investor and the closing of the transactions contemplated hereby.

          7.3 Successors and Assigns.  Except as otherwise provided herein, the
              ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. The rights granted to a Shareholder under Section 1 or to any Investor under any other provision of this Agreement may be assigned in connection with any transfer or assignment to a transferee or assignee that (i) is a partner, shareholder, member or affiliate of the transferor, (ii) is reasonably acceptable to the Company and either (x) acquires all of the transferor's Stock not sold to the public or (y) acquires at least 60,000 shares of the transferor's Stock or (iii) in the case of Chase Venture Capital Associates, L.P., to Salt Creek Ventures or an affiliate thereof, provided that, in each case, the transferor provides the Company with written notice of the proposed transfer.

          7.4 Entire Agreement; Amendment.  This Agreement constitutes the full
              ---------------------------
and entire understanding and agreement between the parties with regard to the subjects hereof; and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein. With the written consent of the record or beneficial holders of (i) Investors holding at least two-thirds (2/3) of the Conversion Stock issued or issuable upon conversion of the Series A Preferred Stock and Series B Preferred Stock subject to this Agreement, (ii) Investors holding at least eighty percent (80%) of the Conversion Stock issued or issuable upon conversion of the Series D Preferred Stock subject to this Agreement, (iii) Investors holding at least eighty percent (80%) of the Conversion Stock issued or issuable upon conversion of the Series E Preferred Stock subject to this Agreement, (iv) Investors holding at least eighty percent (80%) of the Conversion Stock issued or issuable upon conversion of the Series F Preferred Stock subject to this Agreement, and (v) the written consent of Founders holding at least two-thirds (2/3) of the total number of shares of Common Stock held by Founders subject to this Agreement, the obligations of the Company and the rights of the Holders of the Registrable Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentages of any Series or combination of Series of Preferred Stock or Equity Securities held by Investors or Founders needed for a modification, waiver or amendment pursuant to this Section 7.4 without the consent of all of the Investors or the Founders, as the case may be. Upon the effectuation of each such waiver, consent, agreement or amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 7.4.

          7.5 Notices, etc.  All notices and other communications required or
              ------------
permitted hereunder shall be in writing and shall be delivered personally, via facsimile, mailed by first class mail, postage prepaid, or delivered by courier or overnight delivery, addressed (a) in the case of the Shareholders, at their addresses or to their telecopier numbers as shown on Schedule I hereto, or at such other addresses or facsimile numbers as the Shareholders shall have furnished to the Company in writing and (b) in the case of the Company, at its address set forth at the beginning of this Agreement, or at such other address or facsimile number as the Company shall have furnished to the Investors in writing. Notices that are mailed shall be deemed received five (5) days after deposit in the United States mail.

          7.6 Delay or Omissions.  Except as expressly provided herein, no
              ------------------
delay or omission to exercise any right, power or remedy accruing to any Shareholder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by-law or otherwise afforded to any holder, shall be cumulative and not alternative.

          7.7 Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          7.8 Severability.  If any provision of this Agreement, or the
              ------------
application thereof, shall for any reason and to any extent be invalid or unenforceable the remainder of this Agreement and application of such provision to persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto, the parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

          7.9  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

          7.10 Stock Option Agreements.  The Investors and the Company agree
               -----------------------
that, with respect to the rights granted in favor of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock to purchase shares of the Company's Common Stock under certain circumstances as holders of "Senior Securities," which such term is defined and which such rights are set forth in the Stock Option Agreements between the Company and certain of its employees, officers, directors, consultants and shareholders, respectively, "Senior Securities" shall be deemed to mean the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and any additional series of the Company's Preferred Stock that may be issued following the date of this Agreement, and all rights granted in favor of the holders of Senior Securities in such Stock Option Agreements shall be deemed to have been granted in favor of the holders of all such series of Preferred Stock.

          The foregoing agreement is hereby executed as of the date first above written.


                                      "COMPANY"


                                      GEOCITIES

                                      By:  /s/ David C. Bohnett
                                      Name:  David Bohnett
                                      Title:  CEO



                                      "SERIES E/F INVESTORS"

                                      YAHOO! INC.


                                      By:  /s/  Timothy Koogle
                                      Name:  Timothy Koogle
                                      Title:  President & CEO


                                      SOFTBANK HOLDINGS INC.


                                      By:  /s/  Ronald D. Fisher
                                      Name:  Ronald D. Fisher
                                      Title:  Vice Chairman

                              "INVESTORS"


                              CHASE VENTURE CAPITAL
                              ASSOCIATES, L.P.


                              By:  Chase  Capital Partners, L.P., its
                                   General Partner

                              By:  /s/  John M.B. O'Connor
                              Name:  John M.B. O'Connor
                              Title:  General Partner


                              SOFTBANK TECHNOLOGY VENTURE
                              IV L.P.


                              By:  /s/  Charles R. Lax
                              Name:  Charles R. Lax
                              Title:  Managing Director


                              SOFTBANK TECHNOLOGY ADVISOR
                              ADVISORS FUND L.P.



                              By:  /s/  Charles R. Lax
                              Name:  Charles R. Lax
                              Title:  Managing Director


                              THE FLATIRON FUND LLC


                              By:  /s/  Jerome Colonna
                              Name:  Jerome Colonna
                              Title:  Managing Partner

                              INNOCAL, L.P., A DELAWARE
                              LIMITED PARTNERSHIP

                              By:  InnoCal Associates, L.P., a
                                   Delaware limited partnership

                              By:  /s/  H.D. Lambert
                              Name:  H.D. Lambert
                              Title:  General Partner


                              INTEL CORPORATION


                              By:  /s/ Satish Roshi
                              Name:  Satish Roshi
                              Title:  Assistant Treasurer


                              CMG@VENTURES


                              By:  /s/  Peter Mills
                              Name:  Peter Mills
                              Title: General Partner


                              "FOUNDERS"


                              /s/  David Bohnett
                              David Bohnett


                              /s/  John Rezner
                              John Rezner

                                  SCHEDULE I




Existing Investors:

CMG @ VENTURES
2420 Sand Hill Road
Suite 101
Menlo Park, CA 94025
Telecopy No.: (425) 233-0506

SOFTBANK Holdings Inc.
10 Langley Road
Newton Centre, MA 02159
Attn: Ron Fisher
Telecopy No.: (617) 928-9301

SOFTBANK Technology Ventures IV L.P.
c/o STV LLC
10 Langley Road, Suite 403
Newton Center, MA 02159
Attn: Scott Russell
Telecopy No.: (617) 925-9301

SOFTBANK Technology Advisors Fund L.P.
c/o STV LLC
10 Langley Road
Newton Centre, MA 02159
Attn: Scott Russell
Telecopy No.: (617) 925-9301

Chase Venture Capital Associates, L.P.
380 Madison Avenue
New York, NY 10017
Attn: I. Robert Greene
Telecopy No.: (212) 622-3101

The Flatiron Fund LLC
380 Madison Avenue
New York, NY 10017
Attn: Jerome Colonna
Fred Wilson
Telecopy No.:  (212) 622-3101

INNOCAL, L.P.
600 Anton Boulevard
Suite 1270
Costa Mesa, CA 92626
Attn: Harry Lambert
Telecopy No.: (714) 850-6798

Intel Corporation
2200 Mission College Boulevard/SC4-210
Santa Clara, CA 95052-8119
Attn: George Powlick
Telecopy No.: (408) 765-6037

Founders/Shareholders:

David Bohnett
GeoCities
1918 Main Street, Third Floor
Santa Monica, CA 90405
Telecopy No.: (310) 664-6520

John Rezner
GeoCities
1918 Main Street, Third Floor
Santa Monica, CA 90405
Telecopy No.: (310) 664-6520

                                  SCHEDULE II
                                  -----------




Series E/F Investors

Yahoo! Inc.
3400 Central Expressway, Suite 201
Santa Clara, CA 95051

SOFTBANK Holdings Inc.
10 Langley Road
Newton Centre, MA 02159
Attn: Ron Fisher
Telecopy No.: (617) 928-9301